CONTRACT OF DONATION

I. Contracting parties

Donor:

Heinz Jürgen Klaus Scholz, Seegartenstrasse 45, 8810 Horgen (Switzerland)

Donee:

Günther Ströhlein, Allerheiligen 14, 6432 Rickenbach

II. Preamble

I. The donor is the owner of 20,704,250 shares of the company Manas Petroleum Corporation in Nevada (USA). Between 2005 and 2006, the donee was active for the company. In recognition of his outstanding achievements working for the corporation, the donor would like to donate 300,000 shares of the Manas Petroleum Corporation to him.

III. Subject matter of the contract

The subject of the donation comprises the following share certificates:

I. At present, the shares are in possession of the donor. They will be transferred towards the donee during the next "transfer period".

II. 300,000 shares of Manas Petroleum Corporation (OTTC BB: MNAP). The value per share is, at the time of the donation, US$ 0.62, the total value of the donation is, therefore, an amount of US $ 186,000.00 per value date 16 February 2011.

*III. Execution**

I. The transfer of ownership in the 300,000 shares of Manas Petroleum Corporation is realised to the donee on 16 February 2011.

II. The place of the handing over is the donor's office in Seegartenstrasse 45, 8810 Horgen (Switzerland).

III. Before the day of the transfer of ownership, the donor is taking care of the conditions in favour of a legal transfer of the shares to be accomplished, e.g. the administration's approval with regard to the transfer and endorsement of the certificates.

IV. Conditions

I. The donee is obliged to arrange on his own the entry into the share register.

V. Guarantee

I. The donor is guaranteeing that the shares are part of his free and carefree properties.

VI. Final clauses

I. The capital transfer tax is paid by the donee.

II. The donee declares to accept the donation, and he is committing himself to fulfil the conditions stated.

III. Modifications and supplementations with regard to this contract of donation are to be held in writing.

IV. The sole place of jurisdiction for all disputes arising from this contract is Zug (Switzerland).

[Place], date	[Place], date
Horgen, 16 February 2011	Horgen, 16 February 2011
Signature of donor	Signature of donee
<<Signature, illegible>>	<<Signature, illegible>>

Remark of translator:

* erroneous enumeration in original document reproduced (should be IV.)

TO WHOM IT MAY CONCERN
=======================

I, the undersigned, Alexander Friedrich Roland Otth, born June 2, 1956, residing at Rainstrasse 354, CH-8706 Feldmeilen, Swiss citizen of Meilen, Certificated Translator DOZ, and having a thorough knowledge of the German and English languages do hereby certify that the English texts attached hereto are true and correct translations of the German original documents.

Feldmeilen, 17 February 2011

ALEXANDER F.R. OTTH
Dipl. Übersetzer DOZ – Traducteur dipl.
Expert Translator – Traduttore dipl.
Rainstr. 354, CH-8706 Feldmeilen
Tel. 01 [illegible] Telex 875 103 otth ch

Official Certification

Seen for authentication of the above signature, acknowledged in our presence by Mr. Alexander Otth, born in 1956, Swiss citizen of Meilen ZH, residing at Rainstrasse 354, 8706 Feldmeilen, who is personally known to us.

Meilen, 17 February 2011

BK No. 121

Fee: Fr. 20.–

The Office of the Notary public


NOTARIAT MEILEN
Kanton Zürich

Thomas Schmid, Notar-Stv.

SCHENKUNGSVERTRAG

I. Vertragsparteien

Schenker:

Heinz Jürgen Klaus Scholz, Seegartenstrasse 45, 8810 Horgen

Beschenkter:

Günter Ströhlein, Allerheiligen 14, 6432 Rickenbach

II. Präambel

I. Der Schenker ist Eigentümer von 20,704,250 Aktien der Firma Manas Petroleum Corporation, Nevada. Der Beschenkte, war zwischen dem Zeitraum 2005 bis 2006 für die Firma tätig. Als Anerkennung für seine ausgezeichneten Leistungen im Dienste der Firma, möchte ihm der Schenker 300'000 Aktien der Manas Petroleum Corporation schenken. Gemäss seinen Angaben lebt der beschenkte in der Schweiz.

III. Vertragsgegenstand

Schenkungsobjekt bilden die folgenden Aktienzertifikate:

I. Die Titel befinden sich zurzeit im Besitz von dem Schenker und werden bei der nächsten „Transfer Periode" an den beschenkten übertragen.

II. 300'000 Aktien der Manas Petroleum Corporation (OTTC BB: MNAP). Der Wert einer Aktie beträgt zum Zeitpunkt der Schenkung US $ 0.62, somit beträgt der Gesamtwert der Schenkung US $ 186'000.00, valuta 16.02.2011.

III. Vollzug

I. Die wirtschaftliche Berechtigung an den 300'000 Aktien der Manas Petroleum Corporation, wird an den beschenkten am 16.02.2011 übertragen.

II. Übergabe Ort ist das Büro des Schenkers an der Seegartenstrasse 45, 8810 Horgen.

III. Auf den Tag der Eigentumsübertragung hin sorgt der Schenker dafür, dass alle Voraussetzungen für einen rechtlich gültigen Übergang der Titel erfüllt sind, wie namentlich die Zustimmung der Verwaltung zur Übertragung und Indossierung der Zertifikate.

IV. Auflagen

I. Der Beschenkte hat die Pflicht sich um die nötigen Eintragungen beim Aktienregister sich selbst zu kümmern.

V. Gewährleistung

I. Der Schenker leistet Gewähr dafür, dass die Aktientitel in seinem freien und unbeschwerten Eigentum stehen.

VI. Schlussbestimmungen

I. Die anfallende Schenkungssteuer, im Kanton Zürich, wird vom Schenker getragen. Die Steuerdeklaration wird vom Schenker übernommen.

II. Der Beschenkte erklärt, die Schenkung anzunehmen, und er verpflichtet sich, die Auflagen zu erfüllen.

III. Änderungen und Ergänzungen zu diesem Schenkungsvertrag bedürfen der Schriftform.

IV. Ausschliesslicher Gerichtsstand für sämtliche Streitigkeiten aus diesem Vertrag ist Zug

[Ort], Datum	[Ort], Datum
Horgen, 16.02.2011	Horgen, 16.02.2011
Unterschrift Schenker	Unterschrift Beschenkter
/s/ Heinz Scholz	*/s/ Gunther Strohlein*